UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

to

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2020

AYRO, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-34643	98-0204758
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

AYRO, Inc.

900 E. Old Settlers Boulevard, Suite 100

Round Rock, Texas 78664

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 512-994-4917

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	AYRO	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Explanatory Note

AYRO, Inc., previously known as DropCar, Inc. (the “Company”), is filing this Amendment No. 1 to the Company’s Current Report on Form 8-K, dated May 28, 2020, and filed with the Securities and Exchange Commission on May 29, 2020, solely for the purpose of providing the financial statements and information required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b) in connection with the Company’s previously reported merger (the “Merger”) with AYRO Operating Company, Inc., previously known as AYRO, Inc. (“AYRO Operating”).

As a result of the Merger, the historical financial statements of AYRO Operating will be treated as the historical financial statements of the Company and will be reflected in the Company’s quarterly and annual reports for periods ending after the effective time of the Merger. Accordingly, beginning with the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, the Company will report results of AYRO Operating and the Company on a consolidated basis.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited consolidated financial statements of AYRO Operating as of and for the years ended December 31, 2019 and 2018, together with the reports of Plante & Moran, PLLC with respect thereto, are included as Exhibit 99.1 and are incorporated by reference herein. The unaudited consolidated financial statements of AYRO Operating as of and for the three months ended March 31, 2020 are included as Exhibit 99.2 hereto and are incorporated by reference herein.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined statements of operations of the Company as of and for the year ended December 31 2019 and balance sheets and statements of operations for the three months ended March 31, 2020 are included as Exhibit 99.3 hereto and are incorporated by reference herein.

(d)	Exhibits.

Exhibit No.	Description
23.1	Consent of Plante & Moran, PLLC
99.1	Audited consolidated financial statements of AYRO Operating Company, Inc. as of and for the years ended December 31, 2019 and 2018
99.2	Unaudited consolidated financial statements of AYRO Operating Company, Inc. as of and for the three months ended March 31, 2020
99.3	Unaudited pro forma condensed combined consolidated statements of operations of AYRO, Inc. as of and for the year ended December 31, 2019 and balance sheets and statements of operations for the three months ended March 31, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AYRO, INC.

Date: June 3, 2020	By:	/s/ Rodney C. Keller, Jr.
Rodney C. Keller, Jr.
President and Chief Executive Officer